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                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to all references to our firm included in Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of The PBHG Funds, Inc. (File No. 2-99810).

                                   /s/ Arthur Andersen LLP

Philadelphia, PA
July 21, 1997